Exhibit 10(v)

AMENDMENT NO. 13 TO
RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 13 to Receivables Purchase Agreement (this "Amendment") is entered into as of September 25, 2009 among Graybar Commerce Corporation, a Delaware corporation, as Seller ("Seller"), Graybar Electric Company, Inc., a New York corporation, as Servicer ("Servicer"), Falcon Asset Securitization Company LLC (formerly Falcon Asset Securitization Corporation) ("Conduit"), and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)) ("JPMorgan")), as Agent and as a Financial Institution.

RECITALS

Each of Seller, Servicer, Conduit and JPMorgan entered into that certain Receivables Purchase Agreement, dated as of June 30, 2000, and each of the parties thereto amended such Receivables Purchase Agreement pursuant to the following amendments: (i) that certain Amendment No. 1 to Receivables Purchase Agreement, dated as of July 12, 2000, (ii) that certain Waiver and Amendment No. 2 to Receivables Purchase Agreement, dated as of January 1, 2001, (iii) that certain Amendment No. 3 to Receivables Purchase Agreement, dated as of June 22, 2001, (iv) that certain Amendment No. 4 to Receivables Purchase Agreement, dated as of August 29, 2001, (v) that certain Amendment No. 5 to Receivables Purchase Agreement, dated as of October 26, 2001, (vi) that certain Amendment No. 6 to Receivables Purchase Agreement, dated as of December 31, 2001, (vii) that certain Amendment No. 7 to Receivables Purchase Agreement, dated as of October 23, 2002, (viii) that certain Amendment No. 8 to Receivables Purchase Agreement, dated as of December 23, 2002, (ix) that certain Amendment No. 9 to Receivables Purchase Agreement, dated as of October 22, 2003, (x) that certain Amendment No. 10 to Receivables Purchase Agreement, dated as of September 26, 2005, (xi) that certain Amendment No. 11 to Receivables Purchase Agreement, dated as of August 15, 2006 and (xii) that certain Amendment No. 12 to Receivables Purchase Agreement, dated as of October 13, 2006 (such Receivables Purchase Agreement, as so amended, the "Purchase Agreement").

Each of the parties hereto now desires to amend the Purchase Agreement, subject to the terms and conditions hereof, as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.   Definitions Used Herein.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.

Section 2.   Amendments to the Purchase Agreement.  Section 9.1(f) of the Purchase Agreement shall be amended and restated in its entirely to read as:

"(f)       As at the end of any calendar month, the three-month rolling average of the Delinquency Ratio shall exceed 15.0%, or the three-month rolling average of the Loss‑to‑Liquidation Ratio shall exceed 0.40%, or the three-month rolling average of the Receivables Dilution Ratio shall exceed 4.25%."

Section 3.   Conditions to Effectiveness of Amendment.  This Amendment shall become effective as of the date hereof (the "Effective Date"), upon the satisfaction of the conditions precedent that:

(a)   Amendment.  The Agent and each Purchaser shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b)   Representations and Warranties.  As of the Effective Date, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the Effective Date (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

(c)   No Amortization Event.  As of the Effective Date, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

Section 4.   Miscellaneous.

(a)   Effect; Ratification.  The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein.  Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby.  This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b)   Transaction Documents.  This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c)   Costs, Fees and Expenses.  Seller agrees to reimburse the Agent and each Purchaser on demand for all costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to the Agent and/or the other Purchasers).

(d)   Counterparts.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e)   Severability.  Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f)   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

(g)   WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER

SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

GRAYBAR COMMERCE CORPORATION

By:
Name:
Title:

GRAYBAR ELECTRIC COMPANY, INC.,
as Servicer

By:
Name:
Title:

FALCON ASSET SECURITIZATION COMPANY LLC (formerly Falcon Asset Securitization Corporation)

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.
(successor by merger to Bank One, NA (Main Office Chicago)), as Agent and as sole Financial Institution

By:
Name:
Title: